Exhibit 10.2

To the Boards of Directors of Seatech Ventures Corp., a Nevada Corporation

Re: Resignation from Officer and Director Positions

I, Chin Chee Seong, hereby resign from all Officer and Director positions in Seatech Ventures Corp. and my resignation shall be effective immediately following the appointment of Lee Marcus Sherray and Loke Sebastian Mun Foo.

I confirm that at the time of my resignation no disagreement exists between me and Seatech Ventures Corp.

Sincerely,

/s/ Chin Chee Seong
Chin Chee Seong

To the Boards of Directors of Seatech Ventures Corp., a Nevada Corporation

Re: Resignation from Officer and Director Positions

I, Tan See Meng, hereby resign from all Officer and Director positions in Seatech Ventures Corp. and my resignation shall be effective immediately following the appointment of Lee Marcus Sherray and Loke Sebastian Mun Foo.

I confirm that at the time of my resignation no disagreement exists between me and Seatech Ventures Corp.

Sincerely,

/s/ Tan See Meng
Tan See Meng

To the Boards of Directors of Seatech Ventures Corp., a Nevada Corporation

Re: Resignation from Officer and Director Positions

I, Cheah Kok Hoong, hereby resign from all Officer and Director positions in Seatech Ventures Corp. and my resignation shall be effective immediately following the appointment of Lee Marcus Sherray and Loke Sebastian Mun Foo.

I confirm that at the time of my resignation no disagreement exists between me and Seatech Ventures Corp.

Sincerely,

/s/ Cheah Kok Hoong
Cheah Kok Hoong